Booking Holdings Reports First Quarter 2025 Financial Results NORWALK, CT - April 29, 2025…Booking Holdings Inc. (NASDAQ: BKNG) (the “Company,” “we,” “our,” or “us”) today reported its first quarter 2025 financial results. ● Room nights grew 7% compared to the first quarter of 2024. ● Gross bookings grew 7% compared to the first quarter of 2024, or 10% on a constant currency basis. ● Revenue grew 8% compared to the first quarter of 2024, or 10% on a constant currency basis. Q1 2025 (#) (Δ Y/Y) Room Nights 319M 7% Gross Bookings $46.7B 7% Revenue $4.8B 8% GAAP Net Income $0.3B (57%) GAAP EPS $10.07 (55%) Adjusted EPS $24.81 22% Adjusted EBITDA $1.1B 21% Net Cash Provided By Operating Activities $3.3B 21% Free Cash Flow $3.2B 23% 1 "I am pleased to report a good start to 2025 where healthy growth of room nights and gross bookings in the first quarter benefited from our globally diversified business," said Glenn Fogel, Chief Executive Officer of Booking Holdings. "While there is uncertainty in the market around the near-term geopolitical and macroeconomic environment, we remain focused on driving our business for the long term by delivering value to our supplier partners and our travelers and executing on our strategic priorities." Refer to the "Non-GAAP Financial Measures" section at the end of this release for an explanation of constant currency and non-GAAP financial measures, including Adjusted Net income, Adjusted EPS, Adjusted EBITDA, Free Cash Flow, and Adjusted Fixed Operating Expenses, and reconciliations to the most directly comparable GAAP measures. Gross bookings is an operating and statistical metric that captures the total dollar value, generally inclusive of taxes and fees, of all travel services booked by our customers, net of cancellations. Exhibit 99.1

Additional Highlights Active Return of Capital to Shareholders Second Quarter Dividend ● Our Board of Directors declared a cash dividend of $9.60 per share, payable on June 30, 2025 to stockholders of record as of the close of business on June 6, 2025. Stock Repurchase Program ● We repurchased $1.8 billion of stock under our authorized stock repurchase program in the quarter ended March 31, 2025. Our total remaining stock repurchase authorization was $25.9 billion as of March 31, 2025. Discrete Items ● During the quarter ended March 31, 2025, the Netherlands pension fund matter was resolved resulting in a reduction to the related accruals. The impact of the reduction related to 2023 and earlier years, of $129 million, has been excluded from Adjusted Net income and Adjusted EBITDA for the quarter ended March 31, 2025. When the liability related to these years was initially recorded in the Company's Consolidated Financial Statements for 2023, its impact was excluded from the Non-GAAP results for that year. First Quarter 2025 vs. 2024 2 Top Line Metrics ● Alternative accommodation room nights at Booking.com increased by a low double digits percentage ● Constant Currency ADRs increased 1%(1) ● Gross bookings increased 7% and revenues increased 8% Margins ● Net Income margin of 7.0% (17.6% in Q1 2024) ● Adjusted EBITDA margin of 22.9% (20.3% in Q1 2024) Fixed Cost Discipline ● Total operating expenses increased 2%, slower than the 8% growth in revenue ● Adjusted fixed operating expenses decreased 3% Marketing Metrics ● Marketing expense as a percentage of gross bookings was 3.8% (3.7% in Q1 2024) ● Over the trailing four quarters, the mix of our total room nights booked through the direct channel was a mid-fifties percentage and increased year-over-year GAAP EPS -55% Adjusted EPS +22% (1)Accommodation average daily rates ("ADRs")

Consolidated Balance Sheets (In millions, except share and per share data) March 31, 2025 December 31, 2024 (Unaudited) ASSETS Current assets: Cash and cash equivalents $ 15,578 $ 16,164 Accounts receivable, net (Allowance for expected credit losses of $137 and $146, respectively) 3,290 3,199 Prepaid expenses, net 530 587 Other current assets 552 541 Total current assets 19,950 20,491 Property and equipment, net 857 832 Operating lease assets 555 559 Intangible assets, net 1,333 1,382 Goodwill 2,816 2,799 Long-term investments 538 536 Other assets, net 1,142 1,109 Total assets $ 27,191 $ 27,708 LIABILITIES AND STOCKHOLDERS' DEFICIT Current liabilities: Accounts payable $ 3,292 $ 3,824 Accrued expenses and other current liabilities 5,576 6,047 Deferred merchant bookings 6,871 4,031 Short-term debt 655 1,745 Total current liabilities 16,394 15,647 Deferred income taxes 154 289 Operating lease liabilities 476 483 Long-term U.S. transition tax liability 257 257 Other long-term liabilities 653 199 Long-term debt 15,369 14,853 Total liabilities 33,303 31,728 Commitments and contingencies Stockholders' deficit: Common stock, $0.008 par value, Authorized shares: 1,000,000,000 Issued shares: 64,500,484 and 64,276,130, respectively 1 — Treasury stock: 31,801,349 and 31,329,265 shares, respectively (50,131) (47,877) Additional paid-in capital 7,866 7,707 Retained earnings 36,539 36,525 Accumulated other comprehensive loss (387) (375) Total stockholders' deficit (6,112) (4,020) Total liabilities and stockholders' deficit $ 27,191 $ 27,708 3

Unaudited Consolidated Statements of Operations (In millions, except share and per share data) Three Months Ended March 31, 2025 2024 Merchant revenues $ 2,918 $ 2,388 Agency revenues 1,564 1,763 Advertising and other revenues 280 264 Total revenues 4,762 4,415 Operating expenses: Marketing expenses 1,777 1,610 Sales and other expenses 702 678 Personnel, including stock-based compensation of $142 and $144, respectively 693 826 General and administrative 142 186 Information technology 200 187 Depreciation and amortization 154 137 Transformation costs 32 — Total operating expenses 3,700 3,624 Operating income 1,062 791 Interest expense (649) (219) Interest and dividend income 241 243 Other income (expense), net (258) 122 Income before income taxes 396 937 Income tax expense 63 161 Net income $ 333 $ 776 Net income applicable to common stockholders per basic common share $ 10.14 $ 22.69 Weighted-average number of basic common shares outstanding (in 000's) 32,845 34,206 Net income applicable to common stockholders per diluted common share $ 10.07 $ 22.37 Weighted-average number of diluted common shares outstanding (in 000's) 33,093 34,706 4

Unaudited Consolidated Statements of Cash Flows (In millions) Three Months Ended March 31, 2025 2024 OPERATING ACTIVITIES: Net income $ 333 $ 776 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 154 137 Provision for expected credit losses and chargebacks 89 89 Deferred income taxes (144) (35) Stock-based compensation expense 143 144 Operating lease amortization 30 40 Unrealized foreign currency transaction losses (gains) related to Euro-denominated debt 437 (167) Amortization of debt discount on convertible senior notes 392 — Change in fair value of the conversion option of the convertible senior notes (158) — Other (44) 16 Changes in assets and liabilities: Accounts receivable (99) (185) Prepaid expenses and other current assets 84 (98) Deferred merchant bookings and other current liabilities 1,903 2,123 Other 163 (136) Net cash provided by operating activities 3,283 2,704 INVESTING ACTIVITIES: Proceeds from maturity of investments — 218 Additions to property and equipment (121) (130) Other investing activities 3 (19) Net cash (used in) provided by investing activities (118) 69 FINANCING ACTIVITIES: Proceeds from the issuance of long-term debt — 2,959 Payments on maturity of debt (1,530) — Payments for repurchase of common stock (2,170) (1,856) Dividends paid (319) (299) Other financing activities 52 (20) Net cash (used in) provided by financing activities (3,967) 784 Effect of exchange rate changes on cash and cash equivalents and restricted cash and cash equivalents 222 (28) Net (decrease) increase in cash and cash equivalents and restricted cash and cash equivalents (580) 3,529 Total cash and cash equivalents and restricted cash and cash equivalents, beginning of period 16,193 12,135 Total cash and cash equivalents and restricted cash and cash equivalents, end of period $ 15,613 $ 15,664 5

Non-GAAP Financial Measures Non-GAAP Financial Measures The Unaudited Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include all normal and recurring adjustments that management of the Company considers necessary for a fair presentation of its financial position and operating results. To supplement the Unaudited Consolidated Financial Statements, the Company uses the following non-GAAP financial measures: Adjusted Net income, Adjusted EPS, Adjusted EBITDA, and Free cash flow (Net cash provided by operating activities less capital expenditures). The Company also uses information on (i) the impact of the adjustments required to compute Adjusted Net income and Adjusted EBITDA on Sales and other expenses, Personnel expenses, General and administrative expenses, Depreciation and amortization expenses, Transformation costs, Interest expense, Interest and dividend income, Other income (expense), net, and Income tax expense, as reported in the Company's consolidated statements of operations, as applicable, and (ii) Adjusted fixed operating expenses, which is Total operating expenses, as reported in the Company's consolidated statements of operations, adjusted to exclude (a) certain operating expenses which are generally more likely to vary based on changes in business volumes and (b) amounts which are excluded in the computation of Adjusted EBITDA. The presentation of non-GAAP financial information should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company uses non-GAAP financial measures for financial and operational decision-making and as a basis to evaluate performance and set targets for employee compensation programs. The Company believes that these non-GAAP financial measures are useful for analysts and investors to evaluate the Company's ongoing operating performance because they facilitate comparison of the Company's results for the current period and projected next-period results to those of prior periods and to those of its competitors (though other companies may calculate similar non-GAAP financial measures differently from those calculated by the Company). These non-GAAP financial measures, in particular Adjusted Net income, Adjusted EBITDA, and Free cash flow, are not intended to represent funds available for Booking Holdings' discretionary use and are not intended to represent or to be used as a substitute for Operating income, Net income, or Net cash provided by operating activities as measured under GAAP. The items excluded from these non-GAAP measures, but included in the calculation of their closest GAAP equivalent, are significant components of the Company's consolidated statements of operations and cash flows and must be considered in performing a comprehensive assessment of overall financial performance. Reconciliations of (i) Net income to Adjusted Net income and Adjusted EPS, (ii) Net income to Adjusted EBITDA, (iii) Net cash provided by operating activities to Free cash flow, and (iv) Total operating expenses to Adjusted fixed operating expenses are detailed in the Reconciliation of GAAP to Non-GAAP Financial Information and Additional Information on the Impact of Non-GAAP Adjustments sections below, including additional information on the items excluded from non-GAAP measures. We evaluate certain operating and financial measures on both an as-reported and constant currency basis. We calculate constant currency measures based on the predominant transactional currency in each country, converting our current-year period results in currencies other than U.S. Dollars using the corresponding prior-year period monthly average exchange rates. The attached financial and statistical supplement includes reconciliations of our financial results under GAAP to non-GAAP financial information. We are not able to provide a reconciliation between forward-looking Adjusted EBITDA and GAAP Net income because we cannot predict certain components of such reconciliation without unreasonable effort as they arise from events in future periods. 6

Information About Forward-Looking Statements This press release contains forward-looking statements, which reflect the views of the Company's management regarding current expectations based on currently available information about future events. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, such as: adverse changes in market conditions for travel services; the effects of competition; the Company's ability to manage growth and expand; adverse changes in third-party relationships; success of the Company's marketing efforts; rapid technological or other market changes; the development and use of generative AI; the Company's ability to attract and retain qualified personnel; impacts of impairments and changes in accounting estimates; operational and technological infrastructure risks; and other business and industry changes. Other risks and uncertainties relate to data privacy, cyberattacks, and information security; taxes; laws and regulations; the Company's facilitation of payments; foreign currency exchange rates; the Company's debt levels and stock price volatility; and the success of the Company's investments and acquisition strategy. For a detailed discussion of these and other risk factors that could cause the Company's actual results to differ materially from those described in the forward-looking statements included in this press release, refer to the Company's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission and any subsequently filed Quarterly Reports on Form 10-Q. Unless required by law, the Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise. We will be posting our prepared remarks and a summary earnings presentation to the Booking Holdings investor relations website after the conclusion of the earnings call. 7

About Booking Holdings About Booking Holdings Inc. Booking Holdings (NASDAQ: BKNG) is the world's leading provider of online travel and related services, provided to consumers and local partners in more than 220 countries and territories through five primary consumer-facing brands: Booking.com, Priceline, Agoda, KAYAK and OpenTable. The mission of Booking Holdings is to make it easier for everyone to experience the world. For more information, visit BookingHoldings.com and follow us on X @BookingHoldings. For Press Information: Leslie Cafferty communications@bookingholdings.com For Investor Relations: Grace Lee ir@bookingholdings.com #BKNG_Earnings 8

Reconciliation of GAAP to Non-GAAP Financial Information (In millions, except share and per share data)(1) RECONCILIATION OF NET INCOME TO ADJUSTED NET INCOME AND ADJUSTED EPS Three Months Ended March 31, 2025 2024 Net income $ 333 $ 776 (a) Adjustment related to the Netherlands pension fund matter (129) — (b) Amortization of intangible assets 54 55 (c) Transformation costs 32 — (d) Net (gains) losses on equity securities (3) 16 (e) Foreign currency transaction losses (gains) on the remeasurement of certain Euro-denominated debt and accrued interest and debt-related foreign currency derivative instruments 389 (167) (f) Amortization of debt discount and change in fair value of the conversion option related to the convertible senior notes 234 — (g) Tax impact of Non-GAAP adjustments (89) 27 Adjusted Net income $ 821 $ 708 GAAP and Non-GAAP weighted-average number of diluted common shares outstanding (in 000's) 33,093 34,706 Net income applicable to common stockholders per diluted common share (GAAP EPS) $ 10.07 $ 22.37 Adjusted Net income applicable to common stockholders per diluted common share (Adjusted EPS) $ 24.81 $ 20.39 Net income applicable to common stockholders per diluted common share (GAAP EPS) decline YoY (55) % Adjusted Net income applicable to common stockholders per diluted common share (Adjusted EPS) growth YoY 22% 9 (Unaudited)

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA Three Months Ended March 31, 2025 2024 Net income $ 333 $ 776 (a) Adjustment related to the Netherlands pension fund matter (129) — (h) Depreciation and amortization 154 137 (c) Transformation costs 32 — (h) Interest and dividend income (241) (243) (h) Interest expense 649 219 (d) Net (gains) losses on equity securities (3) 16 (e) Foreign currency transaction losses (gains) on the remeasurement of certain Euro-denominated debt and accrued interest and debt-related foreign currency derivative instruments 389 (167) (f) Change in fair value of the conversion option of the convertible senior notes (158) — (h) Income tax expense 63 161 Adjusted EBITDA $ 1,088 $ 898 Net income as a % of Total Revenues (Net income margin) 7.0% 17.6 % Net income decline YoY (57) % Adjusted EBITDA as a % of Total Revenues (Adjusted EBITDA margin) 22.9% 20.3 % Adjusted EBITDA growth YoY 21 % RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW Three Months Ended March 31, 2025 2024 Net cash provided by operating activities $ 3,283 $ 2,704 (i) Additions to property and equipment (121) (130) Free cash flow $ 3,162 $ 2,574 Net cash provided by operating activities as a % of Total Revenues 68.9% 61.3 % Free cash flow as a % of Total Revenues 66.4% 58.3 % Net cash provided by operating activities growth YoY 21 % Free cash flow growth YoY 23% (1) Amounts may not total due to rounding. 10 (Unaudited)

Notes: (a) See the section in this press release under the heading "Additional Highlights - Discrete Items" for more information. Adjustments to the accruals related to the Netherlands pension fund matter are recorded in Personnel expenses and General and administrative expenses, as applicable, and excluded from Net income to calculate Adjusted Net income and Adjusted EBITDA. (b) Amortization of intangible assets is recorded in Depreciation and amortization expenses and excluded from Net income to calculate Adjusted Net income. (c) In November 2024, the Company announced its intention to implement certain organizational changes that are expected to improve operating expense efficiency, increase organizational agility, free up resources that can be reinvested into further improving its offering to travelers and partners, and better position the Company for the long-term. Certain costs incurred in connection with this transformation program, primarily professional fees, are recorded in Transformation costs and excluded from Net income to calculate Adjusted Net income and Adjusted EBITDA. (d) Net (gains) losses on equity securities with readily determinable fair values are recorded in Other income (expense), net and excluded from Net income to calculate Adjusted Net income and Adjusted EBITDA. (e) Foreign currency transaction losses (gains) on the remeasurement of Euro-denominated debt and accrued interest that are not designated as hedging instruments for accounting purposes and debt-related foreign currency derivative instruments used as economic hedges are recorded in Other income (expense), net and excluded from Net income to calculate Adjusted Net income and Adjusted EBITDA. (f) Adjustment for the amortization of the debt discount of $392 million and the change in fair value of the conversion option of $158 million, both related to the convertible senior notes, which are recorded in Interest expense and Other income (expense), net, as applicable, and excluded from Net income to calculate Adjusted Net income and Adjusted EBITDA. (g) Reflects the tax impact of Non-GAAP adjustments above and changes in tax estimates, as applicable, which are excluded from Net income to calculate Adjusted Net income. (h) Depreciation and amortization, Interest and dividend income, Interest expense, and Income tax expense are excluded from Net income to calculate Adjusted EBITDA. (i) Cash used for additions to property and equipment is included in the calculation of Free cash flow. For a more detailed discussion of the adjustments described above, please see the section in this press release under the heading "Non-GAAP Financial Measures" which provides information about the use of non-GAAP financial measures. Additional information on the impact of the adjustments above on Personnel expenses, General and administrative expenses, Depreciation and amortization expenses, Transformation costs, Interest expense, Other income (expense), net, and Income tax expense, as applicable, are presented in the following pages. The reconciliation of Total operating expenses to Adjusted fixed operating expenses is also provided. 11

Additional Information on the Impact of Non-GAAP Adjustments (In millions) Personnel expenses: Three Months Ended March 31, 2025 2024 Personnel expenses $ 693 $ 826 Adjustment related to the Netherlands pension fund matter 134 — Adjusted Personnel expenses $ 827 $ 826 General and administrative expenses: Three Months Ended March 31, 2025 2024 General and administrative expenses $ 142 $ 186 Adjustment related to the Netherlands pension fund matter (5) — Adjusted General and administrative expenses $ 137 $ 186 Depreciation and amortization expenses: Three Months Ended March 31, 2025 2024 Depreciation and amortization expenses $ 154 $ 137 Amortization of intangible assets (54) (55) Depreciation expenses $ 100 $ 82 Transformation costs: Three Months Ended March 31, 2025 2024 Transformation costs $ 32 $ — Adjustment related to transformation costs (32) — Adjusted Transformation costs $ — $ — Interest expense: Three Months Ended March 31, 2025 2024 Interest expense $ (649) $ (219) Amortization of debt discount on convertible senior notes 392 — Adjusted Interest expense $ (257) $ (219) 12 (Unaudited)

Other income (expense), net: Three Months Ended March 31, 2025 2024 Other income (expense), net $ (258) $ 122 Net (gains) losses on equity securities (3) 16 Foreign currency transaction losses (gains) on the remeasurement of certain Euro- denominated debt and accrued interest and debt-related foreign currency derivative instruments 389 (167) Change in fair value of the conversion option of the convertible senior notes (158) — Adjusted Other income (expense), net $ (30) $ (29) Income tax expense: Three Months Ended March 31, 2025 2024 Income tax expense $ 63 $ 161 Tax impact of Non-GAAP adjustments 89 (27) Adjusted Income tax expense $ 152 $ 134 RECONCILIATION OF TOTAL OPERATING EXPENSES TO ADJUSTED FIXED OPERATING EXPENSES Three Months Ended March 31, 2025 2024 Total operating expenses $ 3,700 $ 3,624 Marketing expenses (1,777) (1,610) Sales and other expenses (702) (678) Depreciation and amortization (154) (137) Adjustment related to the Netherlands pension fund matter 129 — Transformation costs (32) — Adjusted fixed operating expenses $ 1,164 $ 1,199 Total operating expenses growth YoY 2 % Adjusted fixed operating expenses decline YoY (3) % 13 (Unaudited)

Statistical Data

(Units Sold in millions and Gross Bookings and Total Revenues in billions)[1]

(Unaudited)

	1Q23	2Q23	3Q23	4Q23	1Q24	2Q24	3Q24	4Q24	1Q25
Units Sold									
Room Nights	274	268	276	231	297	287	299	261	319
Year/Year Growth	*38.3 %*	*8.8 %*	*14.9 %*	*9.2 %*	*8.5 %*	*7.1 %*	*8.1 %*	*13.2 %*	*7.2 %*
Rental Car Days	19	20	20	15	21	22	23	17	22
Year/Year Growth	*22.7 %*	*24.0 %*	*20.0 %*	*10.7 %*	*10.7 %*	*10.0 %*	*16.2 %*	*12.1 %*	*7.7 %*
Airline Tickets	8	9	9	9	11	11	13	14	16
Year/Year Growth	*73.3 %*	*58.3 %*	*56.6 %*	*45.8 %*	*33.1 %*	*27.7 %*	*38.7 %*	*52.3 %*	*44.8 %*
Gross Bookings[2]									
Merchant	$ 19.9	$ 21.1	$ 22.3	$ 18.4	$ 25.8	$ 25.8	$ 28.4	$ 24.2	$ 31.2
Year/Year Growth	*81.0 %*	*39.9 %*	*53.5 %*	*38.7 %*	*29.3 %*	*22.3 %*	*27.3 %*	*31.7 %*	*21.0 %*
Agency	$ 19.5	$ 18.6	$ 17.5	$ 13.3	$ 17.8	$ 15.6	$ 15.1	$ 12.9	$ 15.5
Year/Year Growth (Decline)	*19.7 %*	*(4.5)%*	*(0.4)%*	*(5.3)%*	*(8.9)%*	*(16.0)%*	*(14.0)%*	*(2.7)%*	*(12.8)%*
Total Gross Bookings	$ 39.4	$ 39.7	$ 39.8	$ 31.7	$ 43.5	$ 41.4	$ 43.4	$ 37.2	$ 46.7
Year/Year Growth	*44.5 %*	*14.9 %*	*24.0 %*	*16.1 %*	*10.4 %*	*4.4 %*	*9.1 %*	*17.3 %*	*7.2 %*
Constant currency Basis	*51 %*	*15 %*	*20 %*	*13 %*	*10 %*	*6 %*	*9 %*	*18 %*	*10 %*
Total Revenues	$ 3.8	$ 5.5	$ 7.3	$ 4.8	$ 4.4	$ 5.9	$ 8.0	$ 5.5	$ 4.8
Year/Year Growth	*40.2 %*	*27.2 %*	*21.3 %*	*18.1 %*	*16.9 %*	*7.3 %*	*8.9 %*	*14.4 %*	*7.9 %*
Constant currency Basis	*46 %*	*27 %*	*16 %*	*15 %*	*17 %*	*9 %*	*9 %*	*15 %*	*10 %*

(1) Amounts may not total due to rounding.

(2) Gross bookings is an operating and statistical metric that captures the total dollar value, generally inclusive of taxes and fees, of all travel services booked by our customers, net of cancellations.

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